================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2006


                       MERISTAR HOSPITALITY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    1-11903
--------------------------------------------------------------------------------
                            (Commission File Number)


                MARYLAND                                  72-2648842
--------------------------------------------------------------------------------
     (State or other jurisdiction                     (I.R.S. Employer
          of incorporation)                          Identification No.)

                         6430 ROCKLEDGE DRIVE, SUITE 200
                            BETHESDA, MARYLAND 20817
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (301) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

ITEM 8.01   OTHER EVENTS

         On April 27, 2006, MeriStar Hospitality Corporation (the "Company") issued a press release announcing that, at a special meeting of stockholders held on April 27, 2006, its stockholders voted to approve the merger of the Company with and into Alcor Acquisition LLC ("Alcor LLC"), an affiliate of The Blackstone Group, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of February 20, 2006, by and among the Company, MeriStar Hospitality Operating Partnership, L.P., Alcor Holdings LLC, Alcor Acquisition Inc., Alcor LLC and Alcor Acquisition L.P. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits.

EXHIBIT NO.       EXHIBIT
-----------       -------
99.1              Press Release, dated April 27, 2006, of MeriStar Hospitality
                  Corporation.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERISTAR HOSPITALITY CORPORATION



                                      BY:  /s/ Jerome J. Kraisinger
                                           --------------------------------
                                           Jerome J. Kraisinger
                                           Executive Vice President, Secretary
                                           and General Counsel



Date:    April 27, 2006

                                 EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT
-----------       -------
99.1              Press Release, dated April 27, 2006, of MeriStar Hospitality
                  Corporation.